UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016

Bay Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-23090	52-1660951
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

7151 Columbia Gateway Drive, Suite A, Columbia, MD	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 737-7401

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K filed by Bay Bancorp, Inc. (the “Company”) on July 11, 2016 (the “Original Report”) in which the Company reported the July 8, 2016 completion of its merger with Hopkins Bancorp, Inc. (“Hopkins”) and the related merger of Hopkins Federal Savings Bank (“Hopkins Bank”) with and into Bay Bank, FSB (collectively, the “Merger”). This Amendment provides (i) the historical financial statements required by Item 9.01(a) and (ii) the unaudited pro forma financial information required by Item 9.01(b) that were originally omitted from the Original Report in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively. Shortly after the Merger, the Company discovered facts that gave it reason to believe that a former employee of Hopkins Bank may have embezzled as much as $1.48 million from deposit accounts at Hopkins Bank prior to the closing of the Merger. As a result, the Company had to re-audit and restate the consolidated financial statements of Hopkins as of and for the years ended December 31, 2015 and 2014, which prevented the Company, without unreasonable effort or expense, from filing those audited financial statements and the unaudited pro forma financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K within the 71 days required by Item 9.01. This Amendment also amends the Exhibit Index of the Original Report to include references to the Agreement and Plan of Merger, dated as of December 18, 2015, by and among the Company, Hopkins and Alvin M. Lapidus and the First Amendment thereto, dated as of February 1, 2016, which were inadvertently omitted therefrom but previously filed with the Company’s Current Reports on Form 8-K filed on December 21, 2015 and February 5, 2016, respectively.

Except as described above, this Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company's reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

Item 9.01. Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.

The audited restated financial statements of Hopkins as of and for the years ended December 31, 2015 and 2014, including the reports of its independent accounting firms for those years, Dixon Hughes Goodman LLP and Stegman & Company, respectively, and the unaudited financial statements of Hopkins as of and for the three and six months ended June 30, 2016 and 2015 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The pro forma effect of the Merger on the Company is described in the unaudited pro forma condensed combined balance sheet of the Company at June 30, 2016, the unaudited pro forma condensed combined statements of income of the Company for the three and six months ended June 30, 2016 and for the year ended December 31, 2015, and the notes thereto that are filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)       Exhibits.

The exhibits furnished with this report are listed in the Exhibit Index which immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANCORP, INC.

Dated: March 31, 2017	By:	/s/ Joseph J. Thomas
Joseph J. Thomas
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 18, 2015, by and among Bay Bancorp, Inc., Hopkins Bancorp, Inc. and Alvin M. Lapidus (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on December 21, 2015)

2.2	First Amendment to Agreement and Plan of Merger, dated as of February 1, 2016, by and among Bay Bancorp, Inc., Hopkins Bancorp, Inc. and Alvin M. Lapidus (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on February 5, 2016)

99.1	Press Release dated July 8, 2016 (filed with the Original Report)

99.2	Unaudited consolidated financial statements (filed herewith)

99.3	Unaudited pro forma condensed combined financial statements (filed herewith)

99.4	Consents from Independent Registered Public Accounting Firms Stegman & Company and Dixon Hughes Goodman LLP (filed herewith)